Exhibit 99.3

First Quarter 2009
Financial Review
April 22, 2009

Forward-Looking Statements
and Non-GAAP Financial Information

The forward-looking statements, as defined in the applicable federal securities laws, being made today are subject to risks and uncertainties. TSFG’s actual results may differ materially from those set forth in such forward-looking statements. These statements include, but are not limited to, factors that may affect TSFG’s return goals, loan growth, loan sales, customer funding growth, expense control, income tax rate, expected financial results for acquisitions, noninterest income, adequacy of capital and future capital levels, factors that will affect credit quality and the net interest margin, effectiveness of hedging strategies, risks and effects of changes in interest rates, effects of general economic and financial market conditions, and market performance. Reference is made to TSFG’s reports filed with the
Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today’s presentation.

This presentation contains certain non-GAAP measures, such as results excluding the impact of certain nonoperating items and separation of the loan portfolio into core and non-core loans (based on TSFG’s ability to build/expand banking relationships). TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations.  Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses.

The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site,
www.thesouthgroup.com, in the Investor Relations section under Quarterly Earnings.

1Q09 Financial Overview

Net loss driven by continued credit stress, primarily in residential construction and mortgage

Strong tangible common equity ratio of 6.05%, or 7.51% reflecting conversion of Mandatorily Convertible Preferred Stock (mandatory by May 1, 2011)

Continued proactive and realistic approach to credit

Built allowance for credit losses to 2.84%

Recognized NCOs of $109.1 million

Net interest margin of 2.83%, down 14 bps linked quarter, as anticipated

Contraction in December/January following 4Q08 Fed funds rate cuts

NIM expanded in February/March to the 2.90% range

Expect gradual increase as higher cost CDs renew and loan repricing efforts continue

Refocusing on core relationship loans

Segregated portfolio into core relationship loans and non-core loans based on our ability to build/expand banking relationships

Plan to grow core and decrease non-core

Linked-quarter, core grew 0.3% while non-core declined 8.6%

Controlled operating noninterest expenses, down $2.5 million (2.7%) linked-
quarter or $6.0 million (7.1%) excluding credit-related expenses and FDIC insurance premiums

1Q09 also include Project NOW expenses of $1.3 million

Maintained overall liquidity position

Core deposits up 2.8% linked-quarter

1Q09 Operating Results

$6.5 million included for value of 2.5 million shares
issued as inducement for early conversion of
preferred

9.4

16.4

Preferred stock dividends

10%

40%

     Effective tax rate

$(1.08)

$(88.6)

(120.5)

142.6

22.1

89.6

26.7

$85.0

1Q09

Exceeded NCOs by $33.6 million; increased
allowance to 2.84%

122.9

Provision for credit losses

28.0

Pre-tax, pre-provision
operating income*

$(1.01)

Per diluted share*

(94.9)

Pre-tax operating loss*

   $(75.0)

Operating loss available to
common shareholders*

Measures to improve efficiency and streamline cost
structure (12/08 staff reductions, Project NOW, and
other expense initiatives)

92.1

Operating noninterest
expenses*

Lower customer spending in weak economy with
fewer customer transactions; seasonally lower

28.5

Operating noninterest
income*

$91.6

4Q08

1Q09 NIM declined 14 bps to 2.83% reflecting Fed
rate cuts and credit-related pressures; outlook
improving

Net interest income

Comments

* Excludes non-operating items.  Net loss available to common shareholders totaled $90.8 million for 1Q09 and $319.4 million for 4Q08.  Net loss per diluted share totaled $(1.10) for 1Q09 and $(4.29) for 4Q08.  See slide 23 for non-operating items, including a 4Q08 goodwill impairment charge of
$237.6 million.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 1Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$ in millions, except per share data

1Q09 – Unusual Items

X

  (1.3)

Increase in FDIC insurance premiums

X

  (1.9)

Loss on nonperforming loans HFS and OREO on final
resolution of those assets

Included in:

  (6.5)

  (1.3)

$1.1

  (0.7)

$(2.9)

Pre-Tax
Amount

Increase to preferred stock dividends for value of
shares issued as inducement for early conversion

Non-Operating Items:

Operating Items:

     X

Gain on certain derivative activities, up from a $0.3
loss for 4Q08, due to hedge ineffectiveness

X

Costs associated with Project NOW

X

Noninterest
Income

X

Noninterest
Expenses

Loss on repurchase of auction rate securities as
discussed in Form 10-K

Loss on securities, includes anticipated $2.5 million
for recognition of OTTI on a real estate investment

$ in millions

OTTI = Other Than Temporary Impairment

HFS = Held for Sale

OREO = Other real estate Owned

Initiatives Underway

Measure success with internal segmentation of “core/non-core” loans

Linked-quarter, core grew 0.3% while non-core declined 8.6%

Improve loan pricing (Project NOW workstream)

Completed training with commercial sales teams

Clarify target customers and methods of delivering value

Showing early results through improved loan yields through the use of loan floors on 36% of new production in 1Q09

Noninterest expense control

Linked-quarter, down $2.5 million or $6.0 million excluding credit-related expenses and FDIC insurance premiums

December 2008 staff reductions; FTEs down 3% linked-quarter

No merit increases for all employees for 1 year

50% reduction in 401K contribution match

Corporate campus evaluation; recommendation to Board expected in May

Phase 1 of Project NOW underway

8 workstreams, each with employee “owner”

Anticipated annual pre-tax operating benefits of $18-$20 million (revenue improvements of $12-$13 million and expense savings of $5-$7 million);
approximately $10-$11 million on track for realization in second half of 2009

1Q09 noninterest expenses included associated costs of $1.3 million

New leadership in mortgage

Added Tom Holland as Director of Mortgage to take advantage of current mortgage opportunities

$225
$150
$75
$-
$175
$74
$104
$195
$209
1Q08
2Q08
3Q08
4Q08
1Q09

$120
$90
$60
$30
$-
$25
$47
$75
$76
$109
1Q08
2Q08
3Q08
4Q08
1Q09

THE SOUTH | FINANCIAL GROUP | 7

Credit Quality Overview

Residential construction and housing-related
loans continue to be primary stress across
entire footprint

Reduction since 3/31/08:

Residential construction down $393
million, or 24%

Lot loans and construction perm
down $159 million, or 39%

Recession showing signs of impacting CRE,
C&I and consumer loan categories, but not at
the pace or severity of residential
construction impact

NCOs $109.1 million, or 4.36% of average
loans annualized

Cumulative losses incurred during cycle
(1Q08 to 1Q09) of $332 million

Provision of $142.6 million, a $19.7 million
increase from 4Q08

Exceeds NCOs by $33.6 million

Built reserve to 2.84%

NPAs increased to 5.08% of loans

             and foreclosed property

Commercial NALs carried at 63%
after deducting specific reserves vs.
67% at 12/31/08*

Limited loan sale activity in 1Q09

Gross Nonaccrual Loan Inflows

$ in millions

Net Charge-Offs

$ in millions

* See slide 28 in the Appendix.

$9.0M
$8.0M
$7.0M
$6.0M
$5.0M
$4.0M
$3.0M
$2.0M
$1.0M
$0M
Vintage Year
2002
2003
2004
2005
2006
2007
2008

THE SOUTH | FINANCIAL GROUP | 8

Cumulative Commercial Losses by Vintage

Time to Default*

* Reflects # of months between origination date and earliest default date

2007

2006

2005

$ in millions

Cumulative

Loss $

Vintages shown below reflect commercial portfolio (including residential construction)

2005 to 2007 Vintages:  Weaker performance with earlier defaults, higher cumulative losses, and higher nonaccrual loans

New Chief Credit Officer hired 1Q07; risk management processes changed in 2nd half of 2007; significant number of new senior risk management leaders recruited during late 2007/early 2008

Currently 2008 vintage appears to be on a similar curve as pre-2005

Portfolio	Category	Balance of 12/31/07	Cycle To Date: Losses after 12/31/2007	Cycle To Date: Loss %	Balance of 3/31/08	ALL Bal of 3/31/08	ALL % of Balance
Commercial - Pre 2005							
FL	Resid ADC	$ 130	$ 8.4	6.5%	$ 88	$ 7.6	8.7%
FL	Comm ADC	25	1.4	5.7%	13	1.7	13.3%
FL	Income Prop	429	3.7	0.9%	315	5.7	1.8%
CFB	Resid ADC	70	2.0	2.8%	43	1.8	4.2%
CFB	Comm ADC	48	1.6	3.4%	42	0.4	0.9%
CFB	Income Prop	456	5.1	1.1%	259	10.3	3.4%
	Owner-Occup	495	3.8	0.8%	418	2.3	0.6%
	C&I	644	25.3	3.9%	439	12.7	2.9%
	Corporate	62	-	0.0%	49	-	0.0%
		2,359	51.4	2.2%	1,700	42.5	2.6%
Commercial - 2005 to mid-2007							
FL	Resid ADC	507	79.8	15.7%	334	114.4	34.3%
FL	Comm ADC	285	10.5	3.7%	120	20.1	16.8%
FL	Income Prop	364	13.0	3.6%	364	35.6	9.8%
CFB	Resid ADC	512	19.2	3.8%	420	36.6	8.7%
CFB	Comm ADC	289	2.5	0.9%	104	3.9	3.7%
CFB	Income Prop	558	9.5	1.7%	519	17.1	3.3%
	Owner-Occup	429	4.4	1.0%	411	12.2	3.0%
	C&I	1,119	39.0	3.5%	696	24.6	3.5%
	Corporate	479	0.9	0.2%	286	0.2	0.1%
		4,648	178.8	3.9%	3,266	264.7	8.1%
Commercial - After mid-2007							
FL	Resid ADC	59	4.1	6.9%	100	9.5	9.5%
FL	Comm ADC	48	-	0.0%	107	21.5	20.1%
FL	Income Prop	79	1.3	1.7%	230	1.4	0.6%
CFB	Resid ADC	92	3.5	3.8%	249	11.0	4.4%
CFB	Comm ADC	89	2.2	2.4%	219	1.8	0.8%
CFB	Income Prop	117	0.3	0.3%	475	1.3	0.3%
	Owner-Occup	89	1.8	2.0%	418	4.8	1.1%
	C&I	305	8.9	2.9%	872	4.4	0.5%
	Corporate	191	-	0.0%	339	-	0.0%
		1,069	22.1	2.1%	3,010	55.7	1.8%
Total Commercial		$ 8,076	$ 252	3.2%	$ 7,970	$ 363.0	4.8%

THE SOUTH | FINANCIAL GROUP | 9

Commercial Portfolio By Vintage

* Specific Reserves of $67 million at 3/31/09 allocated to these NALs

$ in millions

Difference in vintages
evident when look at
cycle to date losses and
NALs

“Pre 2005” and
“After mid-2007”:
Consistent and
more stable

“2005 to mid-
2007”: Weaker

C&I-related appear
relatively consistent
across all vintages

Income properties
stable across vintages
except for FL “2005 to
mid-2007”

FL Residential ADC for
“2005 to mid-2007”:

Weakest
performing

Balance, net of
nonaccruals, of
$219.6 million
represents 43% of
$507 million start
of cycle balance

Have addressed
over half of start
of cycle balance

*

Loan and Credit Quality Composition

2.22%

$76.1

3.43%

   $349

$10,192

     12/31/08

1.16%

$75.4

2.31%

$238

$10,300

     9/30/08

1.99%

$109.1

4.24%

             $423

100%

$9,987

Total Loans HFI

7.44%

    26.3

9.90%

  53

   5%

      535

Mortgage**

1.62%

    4.8

0.09%

    1

   6%

      574

Indirect – sales finance

0.90%

    3.2

0.77%

    6

   8%

      813

Home equity

2.09%

0.16%

14.65%

8.17%

3.24%

1.50%

1.58%

NAL %
of  O/S
Balance

$47.0

    1.4

  32.6

    1.9

    13.4

    3.4

  $22.1

QTD Net
Charge-
offs

0.84%

1.50%

4.99%

1.50%

1.32%

0.69%

1.23%

30-day
past due
%

   72

  22%

   2,202

Completed income
property

   49

   6%

     606

Commercial
development

$10,476

      91

   1,235

   1,285

$ 2,646

Outstanding
Balance

    1%

  12%

  13%

  27%

% of O/S
Balance

     --

Other**

        19

Owner-occupied CRE

  $42

C&I

181

Residential construction

$219

Nonaccrual
Loans
HFI*

     6/30/08

As of March 31, 2009, $ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans. See page 9 of the Quarterly Financial Data Supplement for Commercial Real Estate loans by product type and by geography. Commercial Development includes Commercial A&D and Commercial Construction.
Residential Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land.

*    Nonaccrual loans exclude nonaccrual loans held for sale of $12.8 million.

**  Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

Mortgage Banking Portfolio

Remains a small portion of
entire portfolio

$535 million

5% of total loans HFI

NALs decrease of $6 million
from 4Q08 to 1Q09

$15 million of Lot Loan charge-
offs (or 88% of total)
concentrated in 4
developments where
originations departed from
product model; current
expectations for remaining loan
losses in these developments of
$8-$10 million

Reduced balances in Lot Loans
and Construction Perm
products by $159 million
(39%) in last year

Mortgage restructured loans of
$3 million (excluded from
NALs) from working with
borrowers to do loan
modifications

$ in millions

Mortgage Portfolio = Mortgage, Consumer Lot Loans, and Construction Perm products (excludes HE Loan)

* SIVA = Stated Income Verified Assets

$  9.4

$ 12.6

$ 12.8

$  10.2

NAL $

$ 10.8

$ 15.2

$ 29.9

$  21.8

NAL $

$   8.1

$   8.3

$ 16.3

$ 20.9

NAL $

$   1.0

20.02%

0.00%

5.22%

$ 64.0

$   8.9

13.20%

1.84%

6.34%

$225.5

$   1.8

5.59%

3.41%

7.90%

$290.7

4Q08

$  0.1

9.85%

0.00%

5.86%

$ 95.7

$   1.6

4.07%

2.00%

2.09%

$266.2

$   2.1

3.04%

0.69%

0.90%

$267.9

2Q08

Construction Perm:

$ 78.8

$  47.4

Balance

1.70%

2.60%

30-89 DPD

0.00%

0.00%

90+ DPD

15.98%

21.90%

NAL %

$   2.2

$    3.5

NCO $

Lot Loans:

$249.1

$198.0

Balance

3.84%

5.95%

30-89 DPD

2.34%

0.16%

90+ DPD

6.12%

11.00%

NAL %

$   0.9

$  17.1

NCO $

SIVA* Alt-A:

$   2.0

$   5.6

NCO $

2.94%

7.25%

NAL %

2.21%

0.51%

90+ DPD

1.89%

8.67%

30-89 DPD

$282.3

$289.3

Balance

3Q08

1Q09

Loan Growth: Core vs. Non-Core

(8.1%)

(142)

1,763

1,621

Commercial and small business

CORE RELATIONSHIP LOANS

(2.0%)

(8.6%)

             12.5%

(13.1%)

(10.5%)

           0.3%

(1.9%)

          7.9%

%

Growth

(230)

2,685

2,455

   Total Non-Core

NON-CORE LOANS

$(205)

          8

(29)

(67)

       25

(23)

  $   48

$

Growth

7,507

7,532

    Total Core

$10,192

$9,987

   Total Loans

636

     569

Indirect – sales finance

222

      193

Lot loans

    1,202

    1,179

Consumer and mortgage

      72

$6,353

3/31/09
Balance

64

$6,305

12/31/08
Balance

Other consumer and mortgage

Commercial and small business

Trend

$ in millions

Capital Position

10.95%

11.02%

TCE plus reserves to risk-
weighted assets

9.30%

8.99%

TCE plus reserves to risk-
weighted assets

Assuming conversion of Mandatorily Convertible Preferred:**

7.51%

7.84%

Tangible common equity to
tangible assets

$8.59

$9.40

Common tangible book value per
share

9.49%

12.59%

10.88%

11.22%

14.35%

12.86%

6.05%

12/31/08
Actual

$501

$202

$471

$734

$407

$704

Capital in Excess of Well
Capitalized Minimum

After-tax $

5%

10%

6%

5%

10%

6%

Well
Capitalized
Minimum

8.79%

11.75%

10.10%

10.55%

13.53%

12.10%

6.05%

3/31/09
Actual*

Total risk-based

Leverage

CAROLINA FIRST BANK

Tier 1 risk-based

Total risk-based

Leverage

Tier 1 risk-based

Tangible common equity
(TCE) to tangible assets

THE SOUTH FINANCIAL GROUP

$ in millions

*    Estimated

**  Assumes full conversion of $190 million of Mandatorily Convertible Preferred at $6.50 per common share fixed conversion ratio (automatically converts into common stock on May 1, 2011) and excludes CPP Preferred

Capital Position

Tangible common equity to tangible assets of 6.05%

Does not include Mandatorily Convertible Preferred Stock (MCPS) of $190 million, or 7.51% reflecting conversion

View as key lever to increase common equity since automatically converts on May
1, 2011 at fixed price of $6.50; conversion is assumed when looking at common tangible book value per share

Approximately $60 million has already converted to date

1Q09 dividends include $6.5 million for value of 2.5 million shares issued as an inducement in lieu of discounted remaining dividends for early conversion of $45 million

TSFG participation in Capital Purchase Program (U.S. Treasury Investment)

Received $347 million on December 5, 2008

Quarterly dividend of $5.2 million, including accretion of warrants

Contributed to ability to originate loans to customers

In 1Q09, originated approximately 3,714 new loans and renewals of existing credits totaling approximately $796 million ($732 million for commercial and
$64 million for consumer)

April 2009 repurchase of $25 million of REIT preferred at 66% of par

Modest capital impact since limited capital credit (40% for Tier 2 in 2009; steps down 20% annually)

Funding replaced through non-capital wholesale sources; expect annual earnings benefit of approximately $700,000 based on current rates (REIT preferred yield of
350 bps over 3 month LIBOR)

$8.1 million net non-operating gain (non-taxable) in 2Q09 which benefits tangible equity

Net Interest Income and Margin

(0.05)

(1.6)

Increase in nonperforming
loans and charge-offs

(0.11)

(3.2)

Loan repricing not fully
offset by deposit repricing

          --

(1.1)

Lower earning assets

           --

(1.5)

2 fewer days in quarter

(0.02)

(0.5)

Maturing prime-based
swaps

0.04

1.2

CPP preferred stock

  2.83%

$86.2

FIRST QUARTER 2009

Estimated impact from:

$92.9

Net

Interest
Income
(FTE)

  2.97%

FOURTH QUARTER 2008

Net

Interest
Margin

$ in millions

NIM contraction in December/January following 4Q08 Fed fund rate cuts then gradual improvement for February/March as deposits repriced downward

Expect pressures related to credit issues to continue

Expect favorable impacts from downward repricing of CDs, improved loan and deposit pricing, and reduction of non-core (lower margin) loans

Customer CDs/IRAs By Maturity Date

3.89%

745

Beyond 4Q09

3.87%

448

4Q09

3.41%

1,175

3Q09

3.11%

$758

2Q09

Avg.
Yield

%

Balance
$

Maturing in

2Q09

24%

3Q09

38%

4Q09

14%

Beyond 4Q09

24%

NIM Roll forward

Customer Funding

2.8%

             115

4,144

4,259

     Core deposits

(6.5)%

(122)

1,864

1,742

Time deposits < $100,000

3.0%

               55

1,834

1,889

Money market

(1.5)%

(112)

7,497

7,385

     Customer deposits

(21.5)%

(106)

493

387

Customer sweep accounts

Customer deposits:

(2.7)%

(7.1)%

6.8%

1.9%

2.6%

LQ %
Change

               20

1,079

1,099

Interest-bearing

               13

190

203

Savings accounts

(105)

1,489

1,384

Time deposits $100,000 or
more

$(218)

$7,990

$7,772

Total customer funding

         $    27

$

Change

$1,041

12/31/08

Balance

$1,068

3/31/09

Balance

Noninterest-bearing

$ in millions

Growth in lower-cost core deposit accounts, up 2.8%

Decline in CDs with focus on more rational but still competitive pricing

Customer deposits reflect seasonal decrease in public funds, down $52 million

Wholesale Borrowings

By Maturity

$3,942

$3,730

$1,562

$2,168

Total wholesale
borrowings

--

  1,843

694

    1,149

Brokered CDs

--

    --

--

  --

Commercial paper

881

    468

404

      64

FHLB advances

264

200

--

$  --

> 1 year

    264

    200

    758

  $197

Total

--

1,037

2,024

$  --

Unused

Secured
capacity

   --

Repurchase
agreements

   758

$ 197

1 year or
less

Other

Fed Reserve and
T,T&L

Fed funds
purchased

As of March 31, 2009, $ in millions

$4.4 billion

at 12/31/08

Strong parent company
liquidity position

Parent company cash of
$194 million at 3/31/09

No debt maturities until
2033

Expected annual dividends
of $40 million (preferred
and common)

Cash sufficient to satisfy
all fixed obligations over
the next 5 years; provides
subsidiary bank capital
support as needed

Parent Company Liquidity

Secured borrowing capacity decline due to revised Federal Reserve collateral requirements (impacting all borrowers), partially offset by increases in free securities and FHLB capacity

Operating Noninterest Income

(0.3)

         0.2

      1.5

    1.0

    1.2

Mortgage banking income

$ Change

$(1.7)

(1.3)

         1.4

(1.4)

  (0.1)

         0.3

  $(0.8)

1Q09 vs.
4Q08

 (0.3)

      0.9

    0.7

    0.6

Merchant processing income, net

  $26.7

   2.3

1.1

    2.5

    6.6

$12.4

1Q09

           1.1

    --

   (0.3)

Gain/(loss) on certain derivative
activities

(0.7)

      3.2

    3.9

Bank-owned life insurance

(0.4)

      7.0

    6.3

Wealth management income

(0.3)

     2.6

   3.6

Other

$(2.1)

   $28.8

  $28.4

   Operating noninterest income*

  $(1.2)

1Q09 vs.
1Q08

  $13.6

1Q08

$13.2

4Q08

Customer fee income

$ in millions

Together, customer fee and wealth mgmt income comprise approximately 70% of operating noninterest income

Reflect lower customer spending in weak economy with fewer customer transactions

1Q09 deposit service charges seasonally weaker

* Excludes non-operating items.  Total noninterest income was $23.7 million for 1Q09, $30.0 million for 4Q08, and $31.1 million for 1Q08.  See slide 27 for non-operating items.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 1Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

Operating Noninterest Expenses

          8.1

              3.5

3.4

8.0

11.5

   Credit-related and FDIC insurance

          2.6

              1.3

2.1

3.4

4.7

FDIC insurance

    (0.1)

              0.4

0.2

  (0.3)

0.1

(Gain) loss on sale of OREO

    (2.4)

  (4.2)

    14.2

   16.0

11.8

Other

           1.3

              1.0

--

0.3

1.3

Costs for Project NOW

           1.4

   (1.0)

15.0

17.4

16.4

Occupancy and FF&E

           1.0

            --

3.5

4.5

4.5

Professional fees

          1.2

(6.0)

76.9

84.1

78.1

  Operating, excl. credit-related & FDIC

          1.8

              1.5

--

0.3

1.8

Loss on nonperforming loans HFS

          3.8

              0.3

1.1

4.6

4.9

Loan and foreclosed asset

1.2

0.2

(3.0)

(2.0)

(1.8)

  FAS 91 Salary Deferral (incl. in Salaries)

$ Change

$89.6

$44.1

1Q09

        $9.3

      $(0.1)

1Q09 vs.
1Q08

  $(2.5)

    $80.3

    $92.1

   Operating noninterest expenses*

    $(1.8)

1Q09 vs.
4Q08

  $44.2

1Q08

$45.9

4Q08

Salaries and employee benefits

$ in millions

* Excludes non-operating items.  Total noninterest expense were $90.2 million for 1Q09, $342.1 million for 4Q08, and $268.4 million for 1Q08.  See slide 27 for non-operating items.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 1Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$95
$80
$65
$50
3.4
76.9
4.7
80.0
8.3
81.4
8.0
84.1
11.5
78.1
1Q08
2Q08
3Q08
4Q08
1Q09

THE SOUTH | FINANCIAL GROUP | 20

Credit-related costs* and FDIC insurance

Noninterest Expense Control

* Credit–related costs include loan and foreclosed asset expense, loss on nonperforming loans held for sale, and gain/loss on sale of OREO.

For non-operating items, see slide 28 and reconciliations of GAAP to non-GAAP measures provided on page 15 of the Quarterly Financial Data available on TSFG’s web site, www.thesouthgroup.com, in the Investor Relations section.

$80.3

$84.7

$89.7

$92.1

$ in millions

+$3.1

+$2.7

Operating Noninterest Expenses

- $6.0

$89.6

+$1.4

Includes

$1.3 for

Project

NOW

costs

2,430

2,505

2,535

2,572

2,485

# Employees (FTEs):

Expense Reductions

12/08 staff
reductions

No merit pay
increases

Reduction in 401K
contribution

Project NOW
efficiencies

Headwinds

FDIC insurance;
special assessment

Loan and foreclosed
asset expense

Non-operating
charges related to
corporate campus
under construction

Expectations for 2009

Operating environment and results will remain challenging for all of 2009

Credit losses remain elevated second quarter and begin to decline slowly in second half of the year; provisioning depends on continuing economic developments

Near-term pressure on margin in first half of year, followed by expansion of margin as pricing initiatives on both the loan and deposit side begin to show results

Continued headwinds from loan collection costs and FDIC insurance

Potential one-time charges arising from ultimate corporate campus decision

Continue to evaluate the realizability of the net deferred tax asset throughout 2009 for both book and regulatory purposes

Run-off of non-core loan portfolio, partially offset by growth in lending to core customers; similar to 1Q09 levels for non-core in each quarter over remainder of
2009

Positive impact from Project NOW and other expense initiatives

Potential for FDIC deposit transactions if market overlap promotes efficiency and product set improves customer funding measures

Focus on cross sell; customer satisfaction; other measures that support our strategic positioning

1Q09 Non-Operating Items

Non-operating noninterest expenses:

Non-operating noninterest income:

--

(1.1)

--

Loss on derivative collateral

--

         1.9

--

Gain on VISA IPO share redemption

$(4.29)

$(319.4)

$(343.4)

--

(9.6)

(237.6)

(1.8)

--

         1.6

$(94.9)

4Q08

(0.5)

          0.1

(Gain) loss on early extinguishment of debt

--

(0.7)

Loss on repurchase of auction rate securities

$(2.78)

$(201.4)

$(217.8)

         0.8

--

(188.4)

         0.4

$(32.0)

1Q08

$(90.8)

Net loss (GAAP) available to common
shareholders

$(124.1)

Pre-tax (GAAP)

$(120.5)

Pre-tax operating loss

--

Visa-related litigation

$(1.10)

Per diluted share

--

Goodwill impairment

--

Employment contracts and severance

(3.0)

1Q09

Gain (loss) on securities

Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 1Q09 available in the Investor
Relations section of TSFG’s web site, www.thesouthgroup.com.

$ in millions, except per share data

Credit Quality Trends - Commercial

4.93%

$24.5

11.24%

$142

$1,263

4Q08

1.76%

$44.6

9.03%

$127

$1,410

3Q08

1.45%

$2.6

4.85%

$29

$608

4Q08

0.27%

$2.5

1.87%

$11

$601

3Q08

1.32%

$10.3

2.67%

$59

$2,203

4Q08

1.15%

$1.9

1.05%

$22

$2,084

3Q08

1.19%

$1.8

1.17%

$15

$1,271

4Q08

0.79%

$0.8

0.58%

$  7

$1,207

3Q08

1.01%

$17.6

1.32%

$36

$2,723

4Q08

0.44%

$12.7

0.97%

$28

$2,824

3Q08

1Q09

1Q09

1Q09

1Q09

1Q09

14.65%

8.17%

3.24%

1.50%

1.58%

NAL % of
O/S
Balance

  $32.6

    $1.9

    $13.4

    $3.4

  $22.1

QTD Net
Charge-offs

4.99%

1.50%

1.32%

0.69%

1.23%

30-day past
due %

    $72

   $2,202

Completed income

     $49

     $606

Commercial
development

   $1,235

   $1,285

$ 2,646

Outstanding
Balance

      $19

Owner-occupied CRE

  $42

C&I

  $181

Residential construction

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans.

Credit Quality Trends - Consumer

1.50%

    $1.4

0.16%

     $ --

      $91

1Q09

Other**

3.04%

$0.4

0.26%

$ --

$95

4Q08

9.46%

$11.7

10.17%

$59

$580

4Q08

4.64%

$5.1

5.92%

$36

$610

3Q08

1.42%

$2.4

1.01%

$8

$813

4Q08

0.71%

$2.6

0.68%

$5

$784

3Q08

2.21%

$5.0

0.11%

$1

$636

4Q08

1.69%

$3.4

0.10%

$1

$680

3Q08

3Q08

1Q09

1Q09

1Q09

7.44%

    $26.3

9.90%

    $53

      $535

Mortgage**

1.62%

    $4.8

0.09%

      $1

      $574

Indirect–sales
finance*

0.90%

    $3.2

0.77%

      $6

      $813

Home equity

0.94%

NAL % of
O/S
Balance

$1.9

QTD Net
Charge-offs

1.84%

30-day past
due %

$100

Outstanding
Balance

$  1

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans.

*    Ceased production in Florida in 5/08; effective 1/09, offered only through full relationship dealerships in NC and SC

**  Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

Residential Construction by Geography

4.93%

$24.5

11.24%

$142

$1,263

     12/31/08

1.76%

$44.6

9.03%

$127

$1,410

     9/30/08

4.19%

$3.4

6.20%

$28

37%

$450

Total SC, 3/31/09

5.35%

$2.0

4.85%

$22

35%

$439

     12/31/08

2.10%

$3.9

10.45%

$30

23%

$290

     12/31/08

6.63%

$22.5

25.20%

          $132

42%

$521

Total FL, 3/31/09

6.13%

$18.6

16.94%

$90

42%

$534

     12/31/08

4.99%

$32.6

14.65%

$181

100%

$1,235

Overall Total,
3/31/09

1.33%

$22.3

8.47%

$131

$1,550

     6/30/08

3.09%

$6.7

8.20%

$21

21%

$264

Total NC, 3/31/09

17.08%

38.78%

17.23%

29.75%

NAL %
of  O/S
Balance

--

3.2

8.0

$11.3

QTD Net
Charge-
offs

11.74%

5.20%

1.03%

8.87%

30-day

past due
%

26

12%

151

FL residential A&D

  22

5%

56

FL residential
construction

78

$236

Outstanding
Balance

6%

19%

% of
Resid.
Constr.

13

FL residential condo

$71

FL undeveloped land

FL Residential Construction:

Nonaccrual
Loans HFI

As of March 31, 2009, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans.

See slide 27 for detail for NC and SC.

Residential Construction by Geography

SC Residential Construction:

--%

1.5

10.50%

10

8%

94

SC residential condo

2.60%

0.2

5.45%

  4

6%

76

SC residential
construction

10.35%

1.7

7.33%

12

13%

162

SC residential A&D

0.08%

$ --

1.65%

$    2

10%

$118

SC undeveloped land

4.19%

$3.4

6.20%

$28

37%

$450

Total SC, 3/31/09

5.35%

$2.0

4.85%

$22

35%

$439

     12/31/08

3.09%

$6.7

8.20%

$21

21%

$264

Total NC, 3/31/09

2.10%

$3.9

10.43%

$30

23%

$290

     12/31/08

2.16%

19.46%

9.02%

0.54%

NAL %
of  O/S
Balance

--

2.6

4.0

$0.1

QTD Net
Charge-
offs

--%

1.06%

4.18%

1.95%

30-day

past due
%

14

12%

158

NC residential A&D

  7

3%

35

NC residential
construction

11

$60

Outstanding
Balance

1%

5%

% of
Resid.
Constr.

--

NC residential condo

$     --

NC undeveloped land

NC Residential Construction:

Nonaccrual
Loans HFI

As of March 31, 2009, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans.

Commercial Nonaccruals – Net Balance

$363

  181

     49

    72

      19

  $42

3/31/09
Nonaccrual
Loan
Balance

$296

  153

     34

    60

      16

  $33

Net
Balance
Less
Specific
Reserve

63%

$67

$108

$471

Total Commercial

63%

60%

67%

69%

55%

Net
Balance
as % of
Unpaid
Principal

    12

    17

    89

Completed
income property

     15

     7

     56

Commercial
development

  242

      24

  $60

Unpaid
Principal1

  61

      5

  $18

Cumulative
Net
Charge-
offs2

  28

Residential
construction

      3

Owner-occupied
CRE

  $9

C&I

3/31/09
Specific
Reserve3

$ in millions

-

=

-

=

1   Outstanding balance at default

2   Typically charge-down at nonaccrual to approximately 80% of most recent appraised value

3   Additional specific reserves are established as necessary based on estimated disposal costs, estimated holding period and current market and economic conditions; recognized as charge-offs when realized.  However, these amounts do not include the qualitative components within the overall allowance for credit loans.

67% at

12/31/08

Indirect – Sales Finance

As of March 31, 2009, $ in millions

In 5/08, ceased production in Florida

Effective 1/09, offered only through
full relationship dealerships in NC and
SC

Toyota

  29%

Summary Statistics

66%

70%

61%

New %

34%

30%

39%

Used %

$711

$479

$232

3/08 Balance

66%

34%

693

722

$574

Total

70%

60%

Foreign %

30%

40%

Domestic %

687

700

Current FICO

717

729

Orig FICO

$336

$238

3/09 Balance

FL

NC/SC

30-day Past Dues, By Auto Make (Top 10)

Total, $574 million or 6% of loans

By Auto Make

2.43%

16

Hyundai

2.27%

13

Scion

1.77%

$474

   Top 10

1.41%

17

Jeep

1.92%

22

Nissan

1.60%

39

Dodge

1.58%

42

Ford

1.64%

51

Kia

2.15%

52

Chevrolet

1.66%

55

Honda

1.74%

$167

Toyota

30-day %

O/S$

Honda

  10%

Ford

  7%

Other

  29%

Chevrolet

  9%

Dodge

  7%

Kia

  9%

Home Equity Lines/Loans

SC, $350

  43%

FL, $279

34%

NC, $132

  16%

As of March 31, 2009, $ in millions

Originated by TSFG sales force in-
market; no broker loans

Strong FICO scores

Conservative LTV position and usage
amounts

Not pushed as a growth product

Home Equity Portfolio = HE Line and HE Loan portfolios

Geography based on customer address

Other, $52

  7%

Summary Statistics

  NA

  NA

70%

WAvg Util %

70%

56%

44%

720

728

$813

Total

66%

70%

Orig WAvg LTV
%

17%

66%

2ndLien %

83%

34%

1stLien %

703

725

Current FICO

710

731

Orig FICO

$172

$641

Balance $

Loans

Lines

2008, $118

  14%

2007, $155

  19%

2006, $127

  16%

2004 or before

$284, 35%

2005, $121

15%

By Vintage

Total, $813 million or 8% of loans

By Geography

2009, $8

  1%

THE SOUTH
FINANCIAL | GROUP

For more information:

INVESTOR RELATIONS
investor@thesouthgroup.com
www.thesouthgroup.com

Current as of 4/21/09